UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12

Dividend Capital Total Realty Trust Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 29, 2011

Dear Fellow Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Dividend Capital Total Realty Trust Inc., a Maryland corporation, to be held at The Grand Hyatt, Castle Peak Room, 1750 Welton Street, Denver, Colorado 80202, on June 22, 2011 at 1:30 p.m. Mountain Daylight Time (the “Annual Meeting”). The matters to be considered by the stockholders at the Annual Meeting are described in detail in the accompanying materials.

We have elected to provide access to our proxy materials to certain of our stockholders over the Internet under the Securities and Exchange Commission’s “notice and access” rules. On or about April 29, 2011, we will mail (i) to certain of our stockholders, a copy of the Notice of Annual Meeting of Stockholders (the “Annual Meeting Notice”), our proxy statement, a proxy card, and our Annual Report for the year ended December 31, 2010 (the “2010 Annual Report”) and (ii) to other stockholders, a copy of the Annual Meeting Notice, along with the Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”), which will indicate how to access our proxy materials on the Internet. We believe that providing our proxy materials over the Internet will expedite stockholders’ receipt of proxy materials, lower the costs associated with our Annual Meeting, and conserve natural resources.

IT IS IMPORTANT THAT YOU BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER YOU ARE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON. Unlike most public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, in order to achieve a quorum and to avoid delays and additional costs, we need substantial stockholder voting participation by proxy or in person at the Annual Meeting. Let me urge you to vote as soon as possible. You may vote by authorizing a proxy over the Internet, by telephone or, if you received printed proxy materials, by completing, signing, and returning your proxy card in the envelope provided.

Sincerely,

John A. Blumberg
Chairman of the Board of Directors

For the Board of Directors of Dividend Capital Total Realty Trust Inc.

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 22, 2011

To the Stockholders of Dividend Capital Total Realty Trust Inc.:

The annual meeting of stockholders of Dividend Capital Total Realty Trust Inc., a Maryland corporation (the “Company”), will be held at The Grand Hyatt, Castle Peak Room, 1750 Welton Street, Denver, Colorado 80202, on June 22, 2011, at 1:30 p.m. Mountain Daylight Time (the “Annual Meeting”). The matters to be considered by stockholders at the Annual Meeting, which are described in detail in the accompanying materials, are:

(i)	a proposal to elect four directors to serve until the 2012 annual meeting of stockholders and until their respective successors are duly elected and qualify;

(ii)	a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011;

(iii)	a proposal to amend the Company’s charter to include a provision that would require any person making a “mini-tender” offer to comply with the requirements set forth in Regulation 14D of the Securities Exchange Act of 1934, as amended; and

(iv)	any other business that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

Stockholders of record at the close of business on April 22, 2011 will be entitled to notice of, and to vote at, the Annual Meeting. It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings.

Pursuant to the rules adopted by the Securities and Exchange Commission, on or about April 29, 2011, we will mail (i) to certain of our stockholders a copy of the Annual Meeting Notice, our proxy statement, a proxy card, and the 2010 Annual Report and (ii) to other stockholders, a copy of the Annual Meeting Notice, along with the Internet Availability Notice, which will indicate how to access proxy materials on the Internet. The Internet Availability Notice will also contain instructions on how each of those stockholders can receive a paper copy of our proxy materials, including the proxy statement, the 2010 Annual Report, and a proxy card or voting instruction card. We believe that this process will expedite stockholders’ receipt of proxy materials, lower the costs associated with our Annual Meeting, and conserve natural resources.

You may vote by authorizing a proxy over the Internet, by telephone or, if you received printed proxy materials, by completing, signing, and returning your proxy card in the envelope provided. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE AUTHORIZE YOUR PROXY BY ONE OF THESE THREE METHODS. If you are the record holder of your shares and you attend the meeting, you may withdraw your proxy and vote in person, if you so choose.

By Order of the Board of Directors,

Joshua J. Widoff
Executive Vice President, General Counsel and Secretary

518 Seventeenth Street, 17th Floor

Denver, Colorado 80202

April 29, 2011

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.

518 Seventeenth Street, 17th Floor, Denver, Colorado 80202

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 22, 2011

This proxy statement (this “Proxy Statement”) and the accompanying proxy card and notice of annual meeting are provided in connection with the solicitation of proxies by and on behalf of the Board of Directors of Dividend Capital Total Realty Trust Inc., a Maryland corporation, for use at the Annual Meeting of Stockholders to be held on June 22, 2011, and any postponements or adjournments thereof (the “Annual Meeting”). “We,” “our,” “us,” and “the Company” each refers to Dividend Capital Total Realty Trust Inc.

The mailing address of our executive offices is 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202. This Proxy Statement, the attached proxy card, and a copy of the Notice of the Annual Meeting of Stockholders (the “Annual Meeting Notice”), or the Annual Meeting Notice and the Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”), as applicable, are being mailed to holders of our common stock, par value $0.01 per share, on or about April 29, 2011.

A proxy may confer discretionary authority to vote with respect to any matter presented at the Annual Meeting. As of the date hereof, management has no knowledge of any business that will be presented for consideration at the Annual Meeting and which would be required to be set forth in this Proxy Statement or the related proxy card other than the matters set forth in the Annual Meeting Notice. If any other matter is properly presented at the Annual Meeting for consideration, it is intended that the persons named in the enclosed form of proxy and acting thereunder will vote in accordance with their discretion on any such matter.

Date, Time, and Place for the Annual Meeting

The Annual Meeting will be held on June 22, 2011 at The Grand Hyatt, Castle Peak Room, 1750 Welton Street, Denver, Colorado 80202 at 1:30 p.m. Mountain Daylight Time.

Matters to be Considered at the Annual Meeting

At the Annual Meeting, holders of record of the Company’s common stock as of the close of business on April 22, 2011 will be asked to consider and vote upon:

(i)	a proposal to elect four directors to serve until the 2012 annual meeting of stockholders and until their respective successors are duly elected and qualify;

(ii)	a proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011;

(iii)	a proposal to amend the Company’s charter to include a provision that would require any person making a “mini-tender” offer to comply with the requirements set forth in Regulation 14D of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

(iv)	any other business that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials

We are furnishing proxy materials over the Internet to certain of our stockholders pursuant to the “notice and access” rules adopted by the Securities and Exchange Commission (the “Commission”). Accordingly on or about April 29, 2011, we will mail (i) to certain of our stockholders a copy of the Annual Meeting Notice, this Proxy Statement, a proxy card, and the 2010 Annual Report and (ii) to other stockholders a copy of the Annual Meeting Notice, along with the Internet Availability Notice, which will indicate how to access our proxy materials on the Internet.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 22, 2011. This Proxy Statement, the proxy card and our 2010 Annual Report are available at http://www.eproxy.com/trt. An electronic version of our Annual Report on Form 10-K for the year ended December 31, 2010, as filed with the Commission on March 25, 2011, is available on our website at www.totalrealtytrust.com.

GENERAL INFORMATION ABOUT VOTING

Solicitation of Proxies

The enclosed proxy is solicited by and on behalf of our Board of Directors. The expense of preparing, printing, and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers and directors, without additional remuneration, by personal interview, telephone, or otherwise. The Company will also request brokerage firms, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of shares held of record as of the close of business on April 22, 2011 and will provide reimbursement for the cost of forwarding the material.

The Company has engaged its Transfer Agent, Boston Financial Data Services Inc. (“Boston Financial”), to solicit proxies for the Annual Meeting. The services to be performed by Boston Financial will include consultation pertaining to the planning and organization of the solicitation, as well as to assist the Company in the solicitation of proxies from the Company’s stockholders entitled to vote. The anticipated cost for such services is expected to be between $100,000 and $125,000.

Stockholders Entitled To Vote

As of the close of business on April 22, 2011, there were approximately 184,161,846 shares of our common stock outstanding and entitled to vote. Each share of our common stock entitles the holder thereof to one vote. Stockholders of record as of the close of business on April 22, 2011 are entitled to vote at the Annual Meeting or any postponement or adjournment thereof.

Required Vote

A quorum will be present if the holders of 50% of the outstanding shares of our common stock entitled to vote are present, in person or by proxy, at the Annual Meeting. If you have returned a valid proxy or, if you hold your shares in your own name as holder of record and you attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the Annual Meeting may be adjourned by the chairman of the meeting until a quorum has been obtained.

Provided that a quorum is present, the election of the nominees to our Board of Directors requires the affirmative vote of holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting, the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011 requires the affirmative vote of a majority of the votes cast at the Annual Meeting, and the amendment to the Company’s charter requires the affirmative vote of a majority of the outstanding shares of our common stock. There is no cumulative voting in the election of directors.

Abstentions and broker non-votes, if any, will have the effect of votes against the election of the nominees to our Board of Directors and against the amendment to the Company’s charter, but will have no effect on the result of the ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011 or any other matter for which the required vote is a majority of the votes cast. A broker “non-vote” occurs when a broker holding shares of our common stock for a beneficial owner is present at the meeting, in person or by proxy, and entitled to vote, but does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

If the enclosed proxy is properly executed and returned to us in time to be voted at the Annual Meeting, it will be voted as specified on the proxy unless it is properly revoked prior thereto. If no specification is made on the proxy as to any one or more of the proposals, the shares of our common stock represented by the proxy will be voted as follows:

(i)	FOR the election of the nominees to our Board of Directors;

(ii)	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011;

(iii)	FOR the amendment of the Company’s charter; and

(iv)	in the discretion of the proxy holder on any other business that properly comes before the Annual Meeting or any postponement or adjournment thereof.

If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. As of the date of this Proxy Statement, we are not aware of any other matter to be raised at the Annual Meeting.

Voting

If you hold your shares of our common stock in your own name as a holder of record, you may instruct the proxies to vote your shares if you received printed proxy materials by signing, dating, and mailing the proxy card in the postage-paid envelope provided, or you may complete your proxy authorization via the Internet at http://www.eproxy.com/trt or via the telephone at 1-866-977-7699, as provided in the Internet Availability Notice and in this Proxy Statement. For those stockholders with Internet access, we encourage you to vote via the Internet, since this method of voting is quick, convenient and cost-efficient. When you vote via the Internet or by telephone prior to the Annual Meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted. If you elect to attend the Annual Meeting in person, you can submit your vote in person, and any previous votes that you submitted, whether by mail, Internet or telephone, will be superseded.

If your shares of our common stock are held on your behalf by a broker, bank, or other nominee, you will receive instructions from them that you must follow to have your shares voted at the Annual Meeting, and you must obtain a “legal” proxy if you wish to vote your shares in person at the Annual Meeting.

Right to Revoke Proxy

If you hold shares of our common stock in your own name as a holder of record, you may revoke your proxy at any time prior to the date and time of the Annual Meeting through any of the following methods:

•

send written notice of revocation, prior to the Annual Meeting, to our Executive Vice President, General Counsel and Secretary, Mr. Joshua J. Widoff, at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202;

•	properly sign, date, and mail a new proxy card to our Secretary;

•	dial the toll-free number provided on the proxy card, the Internet Availability Notice and in this Proxy Statement and authorize your proxy again;

•	log onto the Internet website provided on the proxy card, in the Internet Availability Notice and in this Proxy Statement and authorize your proxy again; or

•	attend the Annual Meeting and vote your shares in person.

Please note that merely attending the Annual Meeting, without further action, will not revoke your proxy. If shares of our common stock are held on your behalf by a broker, bank, or other nominee, you must contact them to receive instructions as to how you may revoke your proxy.

Copies of Annual Report on Form 10-K

A copy of our Annual Report on Form 10-K for our fiscal year ended December 31, 2010, as filed with the Commission on March 25, 2011, will be included in the 2010 Annual Report that will be delivered, or made available on the Internet as provided in the Internet Availability Notice, to stockholders entitled to vote at the Annual Meeting, and is available without charge to stockholders upon written request to: Dividend Capital Total Realty Trust Inc., 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations. You can also find an electronic version of our Annual Report on Form 10-K for the year ended December 31, 2010 on our website at www.totalrealtytrust.com.

Voting Results

Boston Financial, our independent tabulating agent, will count the votes and act as the Inspector of Election. We will publish the voting results in a current report on Form 8-K to be filed with the Commission within four business days of the Annual Meeting.

Confidentiality of Voting

We keep all proxies, ballots, and voting tabulations confidential as a matter of practice. We permit only our Inspector of Election, Boston Financial, to examine these documents.

Recommendations of the Board of Directors

The Board of Directors recommends a vote:

(i)	FOR the election of the nominees to our Board of Directors;

(ii)	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011; and

(iii)	FOR the amendment of the Company’s charter.

BOARD OF DIRECTORS

Our Board of Directors consists of four directors, three of whom are independent directors, as determined by our Board of Directors. Our bylaws provide that a majority of the entire Board of Directors may establish, increase, or decrease the number of directors, provided that the number of directors shall never be less than three nor more than 15.

Our Board of Directors has determined that Messrs. Charles B. Duke, Daniel J. Sullivan and John P. Woodberry are independent within the meaning of the applicable (i) provisions set forth in our charter, (ii) requirements set forth in the Exchange Act and the applicable Commission rules, and (iii) although our shares are not listed on the New York Stock Exchange (“NYSE”), independence rules set forth in the NYSE Listed Company Manual. To be considered independent under the NYSE rules, our Board of Directors must determine that a director does not have a material relationship with us and/or our consolidated subsidiaries (either directly or as a partner, stockholder or officer of an organization that has a relationship with any of those entities).

Our charter defines an “independent director” as a person who has not been, directly or indirectly, associated with our Sponsor (as defined in our charter) or Dividend Capital Total Advisors LLC (our “Advisor”) within the previous two years by virtue of:

•	ownership interests in our Sponsor, our Advisor or any of their affiliates;

•	employment by our Sponsor, our Advisor or any of their affiliates;

•	service as an officer or director of our Sponsor, our Advisor or any of their affiliates;

•	performance of services, other than as a director for us;

•	service as a director or trustee of more than three real estate investment trusts organized by our Sponsor or advised by our Advisor; or

•	maintenance of a material business or professional relationship with our Sponsor, our Advisor or any of their affiliates.

We refer to our directors who are not independent as our “affiliated directors.” Our charter sets forth the material business or professional relationships that cause a person to be associated with us and therefore not eligible to serve as an independent director. A business or professional relationship is per se material if the prospective independent director received more than five percent of his annual gross income in the last two years from our Sponsor, our Advisor or any affiliate of our Sponsor or Advisor, or if more than five percent of his net worth, on a fair market value basis, has come from our Sponsor, our Advisor or any affiliate of our Sponsor or Advisor.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Board of Directors has recommended that Messrs. John A. Blumberg, Charles B. Duke, Daniel J. Sullivan, and John P. Woodberry be elected to serve on the Board of Directors, each until the annual meeting of stockholders for 2012 and until their respective successors are duly elected and qualify.

Each nominee has consented to being named in this Proxy Statement and to serve if elected. If, prior to the Annual Meeting, any nominee should become unavailable to serve, the shares of voting securities represented by a properly executed and returned proxy will be voted for such additional person as shall be designated by the Board of Directors, unless the Board of Directors determines to reduce the number of directors in accordance with the Company’s charter and bylaws.

Set forth below is certain information for our directors, including their respective position, age, biographical information, directorships held in the previous five years, and the experience, qualifications, attributes and/or skills that led the Board of Directors to determine that the person should serve as our director. For information regarding each director’s beneficial ownership of shares of our common stock or non-voting units of limited partnership interests (“OP Units”) of Dividend Capital Total Operating Partnership, LP (our “Operating Partnership”), see the “Security Ownership of Certain Beneficial Owners and Management” section, and the notes thereto, included in this Proxy Statement.

John A. Blumberg Chairman of the Board of Directors Age: 51 Director since 2006 Member of Investment Committee	John A. Blumberg has served as our Chairman of the Board of Directors since January 2006. Mr. Blumberg has also been a manager of our Advisor since April 2005. From October 2009 to March 2010, Mr. Blumberg served as the Chairman of the Board of Directors of Industrial Income Trust Inc. (“Industrial Income Trust”), a Denver, Colorado based Real Estate Investment Trust (“REIT”) focusing on industrial real estate, and is currently a manager of Industrial Income Advisors LLC, the advisor to Industrial Income Trust. Mr. Blumberg has served as the President and as a director of Income Property Trust of the Americas Inc., a Denver-based REIT, since November 2008. Mr. Blumberg is a principal of both Dividend Capital Group LLC and Black Creek Group LLC, a Denver-based real estate investment firm, which he co-founded in 1993. He is also a co-founder of Mexico Retail Properties and has been serving as its Chief Executive Officer since 2002. Mexico Retail Properties is a fully integrated retail real estate company that acquires, develops, and manages retail properties throughout Mexico. Mr. Blumberg has been active in real estate acquisition, development, and redevelopment activities since 1993 and, as of December 31, 2010, with affiliates, has overseen directly, or indirectly through affiliated entities, the acquisition, development, redevelopment, financing, and sale of real properties having combined value of approximately $8.1 billion. Prior to co-founding Black Creek Group LLC, Mr. Blumberg served in various positions with Manufacturers Hanover Trust, Chemical Bank and as President of Chemical Real Estate, Inc. and its predecessor company, Manufacturers Hanover Real Estate Inc. In this capacity, Mr. Blumberg oversaw real estate investment banking, merchant banking, and loan syndications. Mr. Blumberg holds a Bachelor’s Degree from the University of North Carolina at Chapel Hill.

We believe that Mr. Blumberg’s qualifications to serve on our Board of Directors are demonstrated by his extensive experience in real estate investments, including his over 18 years of experience with Black Creek Group LLC as a co-founder of the company, his position as a principal of Dividend Capital Group LLC, his leadership experience as an executive officer of, and an advisor to, non-traded REITs and other real estate investment companies, and his experience in real estate investment banking.

Charles B. Duke Director Age: 53 Director since 2006 Chairman of Audit Committee Member of Investment Committee

Charles B. Duke has served as an independent director of our Board of Directors since January 2006. Mr. Duke has also served as an independent director on the Board of Directors of Industrial Income Trust since December 2009. Mr. Duke was founder and has been President and Chief Executive Officer of Legacy Imaging, Inc., a manufacturer of aftermarket printer supplies, since 1996. Mr. Duke has been active in entrepreneurial and general business activities since 1980 and has held several executive and management roles throughout his career, including founder, president, and owner of Careyes Corporation, a private bank, registered investment advisor and a member of the Financial Industry Regulatory Authority (“FINRA”) based in Denver, Colorado, Chief Financial Officer at Particle Measuring Systems, a global technology leader in the environmental monitoring industry based in Boulder, Colorado, and Vice President of Commercial Loans at Colorado National Bank. Mr. Duke also spent four years with Kirkpatrick Pettis, the investment-banking subsidiary of Mutual of Omaha, as Vice President of Corporate Finance, involved in primarily mergers and acquisitions, financing, and valuation activities. Mr. Duke graduated from Hamilton College in 1980 with a Bachelor’s Degree in Economics and English.

We believe that Mr. Duke’s qualifications to serve on our Board of Directors include his considerable experience in financial matters, including specifically his experience as founder and president of a private bank and as Chief Financial Officer of a significant organization, and we believe his business management experience is valuable in terms of providing director leadership.

Daniel J. Sullivan Director Age: 46 Director since 2006 Member of Audit Committee Member of Investment Committee Member of TRT-IIT Conflicts Resolution Committee	Daniel J. Sullivan has served as an independent director of our Board of Directors since January 2006. Mr. Sullivan is assistant editor of Humanitas, an academic journal published by the National Humanities Institute, and a doctoral candidate at The Catholic University of America in Washington, D.C. since 2003. Prior to that, from 2002 to 2003, Mr. Sullivan was a private consultant and from 1998 to 2002, he was Director of Business Development at Jordan Industries Inc. Mr. Sullivan has eighteen years of international business, consulting, and private equity investment experience, including over four years, from 1987 through 1991, in the real estate industry as an appraiser, property analyst, and investment banker with Manufacturers Hanover Real Estate Investment Banking Group in New York. During that time, Mr. Sullivan participated in the structuring and private placement of over $1 billion in long term, fixed-rate, and multi-property mortgage financings for the bank’s corporate clients. Mr. Sullivan holds a Master of Arts in political theory from The Catholic University of America in Washington, D.C. and a Bachelor of Arts in history from Boston College in Chestnut Hill, Massachusetts.

We believe that Mr. Sullivan’s diverse background in education, journalism, international business, consulting, and private equity investment adds a unique perspective to our Board of Directors in fulfilling its duties. His qualifications to serve on our Board are also demonstrated by his experience in international business, finance and real estate investments.

John P. Woodberry Director Age: 48 Director since 2006 Member of TRT-IIT Conflicts Resolution Committee

John P. Woodberry has served as an independent director of our Board of Directors since January 2006. Mr. Woodberry has been active in finance and investing activities since 1991. In 2007, Mr. Woodberry joined Passport Capital, LLC, a San Francisco based hedge fund, and serves as the Portfolio Manager for the India and Capital Markets Groups. From 2004 to 2007, Mr. Woodberry was the President and Portfolio Manager of Independence Capital Asset Partners, LLC. Previously, from 2001 to 2004, Mr. Woodberry was a Senior Research Analyst at Cobalt Capital, LLC, a New York City based hedge fund. From 1998 to 2001, Mr. Woodberry worked for Minute Man Capital Management, LLC and Trident Investment Management, LLC, each a New York City based hedge fund. From 1995 to 1998, Mr. Woodberry worked at Templeton Investment Council Ltd. Mr. Woodberry has an MBA from Harvard Business School and an AB Degree from Stanford University.

We believe that Mr. Woodberry’s qualifications to serve on our Board of Directors include his depth of experience in finance, capital markets and investment management. His managerial roles at various hedge funds, including his experience as President and Portfolio Manager of Independence Capital Asset Partners, LLC, provide him with leadership experience that we believe is valuable to our Board of Directors in fulfilling its duties.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

ELECTION OF THE NOMINEES FOR DIRECTORS IDENTIFIED ABOVE.

CORPORATE GOVERNANCE

Board Leadership Structure

We separate the roles of President and Chairman of our Board of Directors because we currently believe that the different roles can best be filled by different people who have different experiences and perspectives. Mr. Guy Arnold, as our President, is responsible for the overall management of our business strategy and day-to-day operations. One of our affiliated directors, Mr. Blumberg, serves as Chairman of our Board of Directors, and, in such capacity, is responsible for presiding over our Board of Directors in its identification and execution of our strategic objectives, management of our operational and investment risks and oversight of our management team. Mr. Blumberg is affiliated with us through, among other things, his role as manager and co-founder of our Advisor. We believe that Mr. Blumberg’s experience and background make him highly qualified to lead our Board of Directors in the fulfillment of its duties.

As an affiliated director, Mr. Blumberg may not participate as a director in determining the compensation of our Advisor, the renewal of the Advisory Agreement or any other transactions or arrangements that we may enter into with regard to our Advisor or its affiliates. Our independent directors maintain authority with regard to any and all transactions and arrangements made with our Advisor. For additional discussion regarding the role that our independent directors play with regard to transactions and arrangements made with our Advisor see “Certain Relationships and Related Party Transactions” in this Proxy Statement.

Oversight of Risk Management

Our Board of Directors, either directly or through designated committees, including the Audit Committee, discussed further below, oversees our risk management through its involvement in our investment, financing, financial reporting, and compliance activities.

We, through our Advisor, maintain internal audit and legal departments that serve our Board of Directors and our Audit Committee in their risk management oversight. Further, our management team provides our Board of Directors and our Audit Committee with periodic updates that comprehensively address areas of our business that may pose significant risks to us.

We emphasize the importance of professional business conduct and ethics through our corporate governance initiatives. Our Board of Directors consists of a majority of independent directors. Our Audit Committee and TRT-IIT Conflicts Resolution Committee each consists entirely of independent directors and our Investment Committee consists of a majority of independent directors.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to all employees of our Advisor, and our officers and directors, including our President and our Chief Financial Officer. Additionally, our Board of Directors has adopted a code of ethics, specifically for the unique and critical role of our President and our Senior Financial Officers, including our Chief Financial Officer. Copies of the Code of Business Conduct and Ethics and the Code of Ethics for our President and our Senior Financial Officers may be found on our website at http://www.totalrealtytrust.com. Our Board of Directors must approve any amendment to or waiver of the Code of Business Conduct and Ethics as well as the Code of Ethics for our President and our Senior Financial Officers. We presently intend to disclose amendments and waivers, if any, of the Code of Ethics for our President and our Senior Financial Officers on our website.

Our Internet address is http://www.totalrealtytrust.com. We make available, free of charge through a link on our website, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to such reports, if any, as filed with the Commission as soon as reasonably practicable after such filing. You may also obtain these documents in print by writing us at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations.

Board and Committee Meetings

During the year ended December 31, 2010, our Board of Directors held 11 meetings. No director attended fewer than 75 percent of the aggregate of all meetings held by our Board of Directors and the committees on which such director served, except for Mr. Blumberg, who attended 64 percent of all board meetings in 2010. The Board of Directors has three standing committees: the Audit Committee, the Investment Committee, and the TRT-IIT Conflicts Resolution Committee. During 2010, the Audit Committee met four times and the Investment Committee did not meet since all investment decisions were made by the Board of Directors in 2010. The TRT-IIT Conflicts Resolution Committee has not yet held a meeting. Although director attendance at our Annual Meeting each year is encouraged, we do not have an attendance policy. In 2010, one of our four directors attended our 2010 Annual Meeting of Stockholders in person.

Audit Committee. The members of our Audit Committee are Messrs. Duke and Sullivan, each of whom is an independent director. Our Audit Committee operates under a written charter, a copy of which is available under the “Investor Relations” section of our website at www.totalrealtytrust.com. The Board of Directors has determined that each member of our Audit Committee is financially literate as such qualification is interpreted by our Board of Directors. Our Board of Directors has determined that Mr. Duke qualifies as an “Audit Committee Financial Expert” as defined by the rules of the Commission.

Our Audit Committee meets on a regular basis, at least quarterly and more frequently as necessary. Our Audit Committee’s primary function is to assist our Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to stockholders and others, reviewing our system of internal controls, which management has established, overseeing the audit and financial reporting process, including the preapproval of services performed by our independent registered public accounting firm, and overseeing certain areas of risk management.

Investment Committee. The members of our Investment Committee are Messrs. Duke and Sullivan, each of whom is an independent director, and Mr. Blumberg, an affiliated director. Our Board of Directors has delegated to our Investment Committee certain responsibilities with respect to specific real property, securities and debt related investments proposed by our Advisor and the authority to review our investment policies and procedures on an ongoing basis and recommend any changes to our Board of Directors.

With respect to real property investments, our Board of Directors has delegated to our Investment Committee the authority to approve all real property acquisitions, developments, and dispositions, including real property portfolio acquisitions, developments, and dispositions, for a purchase price, total project cost, or sales price of up to $25,000,000. Our Board of Directors, including a majority of our independent directors, must approve all real property acquisitions, developments, and dispositions, including real property portfolio acquisitions, developments, and dispositions, for a purchase price, total project cost or sales price greater than $25,000,000. During the year ended December 31, 2010, all real property acquisitions were approved by our Board of Directors.

With respect to securities and debt related investments, our Board of Directors has delegated to the Investment Committee the authority to approve investment thresholds as well as certain responsibilities for approving ongoing monitoring and rebalancing measures within the context of our Board of Directors’ approved securities and debt related investment strategy and asset allocation framework.

TRT-IIT Conflicts Resolution Committee. The members of our TRT-IIT Conflicts Resolution Committee are Messrs. Sullivan and Woodberry, each of whom is an independent director. Our Board of Directors has delegated to our TRT-IIT Conflicts Resolution Committee the responsibility to consider and resolve all conflicts that may arise between us and Industrial Income Trust, including conflicts that may arise as a result of the investment allocation methodology that our Advisor utilizes for allocating investment opportunities that are suitable for both us and Industrial Income Trust.

Compensation Committee. We do not have a standing Compensation Committee. Our Board of Directors may establish a Compensation Committee in the future to administer our equity incentive plan. The primary function of a Compensation Committee would be to administer the granting of awards to our independent directors and selected employees of our Advisor, based upon recommendations from our Advisor, and to set the terms and conditions of such awards in accordance with the equity incentive plan. A Compensation Committee, if formed, will consist entirely of our independent directors.

Nominating Committee. We do not have a standing Nominating Committee. Our Board of Directors has determined that it is appropriate for us not to have a Nominating Committee because all of the matters for which a Nominating Committee would be responsible are presently considered by our entire Board of Directors.

Each member of our Board of Directors participates in the consideration of director nominees although our independent directors nominate replacements for vacancies among the independent directors’ positions. The process followed by our Board of Directors to identify and evaluate director candidates includes requests to members of our Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of our Board of Directors. In considering whether to recommend any particular candidate for inclusion in its slate of recommended director nominees, our Board of Directors considers various criteria including the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest, and ability to act in the interests of all stockholders. Our Board of Directors does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our Board of Directors does not have a policy with regard to the consideration of diversity in identifying director candidates, but our Board of Directors believes that the backgrounds and qualifications of its directors, considered as a whole, should provide a composite mix of experience, knowledge, and abilities that will allow our Board of Directors to fulfill its responsibilities.

Stockholders may recommend individuals to our Board of Directors for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials. Assuming that appropriate biographical and background material has been provided on a timely basis, our Board of Directors will evaluate stockholder- recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Stockholder and Interested Party Communications with Directors

We provide the opportunity for our stockholders and other interested parties to communicate with any member, or all members, of our Board of Directors by mail. To communicate with our Board of Directors, correspondence should be addressed to our Board of Directors or any one or more individual directors or group or committee of directors by either name or title. All such correspondence should be sent to the following address:

The Board of Directors of Dividend Capital Total Realty Trust Inc.

c/o Mr. Joshua J. Widoff, Executive Vice President, General Counsel and Secretary

518 Seventeenth Street, 17th Floor

Denver, Colorado 80202

All communications received as described above will be opened by our Secretary for the sole purpose of determining whether the contents constitute a communication to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the director or directors to whom it is addressed. In the case of communications to our Board of Directors or to any group of directors, our Secretary will make sufficient copies of the contents to send to each addressee.

EXECUTIVE OFFICERS

The following table shows the names and ages of our current executive officers and the positions held by each individual. A description of the business experience of each individual for at least the past five years follows the table. All officers serve at the discretion of our Board of Directors.

Name	Age	Position
Guy M. Arnold	43	President
Austin W. Lehr	49	Chief Operating Officer
M. Kirk Scott	32	Chief Financial Officer and Treasurer; Vice President and Controller
Joshua J. Widoff	40	Executive Vice President, General Counsel and Secretary

Guy M. Arnold has served as our President since January 2008. As President and along with the leadership of the organization, Mr. Arnold oversees multiple functions including acquisitions, dispositions, asset management, finance, reporting and investor relations. From March 1999 until November 2007, Mr. Arnold served as Partner and Managing Director of Cherokee Investment Partners, LLC (“Cherokee”). Cherokee is a multi-asset class private equity real estate fund that focuses on the acquisition, redevelopment, and asset management of urban infill properties throughout the U.S., Canada, and Western Europe. In this capacity, Mr. Arnold directed and structured numerous transactions with various sellers and buyers including Fortune 500 companies, development and investment companies, as well as local and federal governmental agencies. Prior to joining Cherokee, Mr. Arnold served as Vice President of Colorado & Santa Fe Real Estate (“Colorado & Santa Fe”), a Denver commercial real estate holding company, from September 1990 to February 1999. At Colorado & Santa Fe, he co-managed the acquisition, asset management, and leasing for the Company’s portfolio of value-added office, industrial and retail properties. Mr. Arnold recently served on the Board of Directors of the Colorado chapter of the National Association of Industrial and Office Properties, and is a member of other boards and charitable organizations. Mr. Arnold earned a Bachelor’s degree from the University of Virginia.

Austin W. Lehr has served as our Chief Operating Officer since August 2010. Mr. Lehr has 25 years of experience in the investment, management, and development of institutional quality commercial real estate. From 2004 through 2009, Mr. Lehr served as Chief Investment Officer and Executive Vice President of Lauth Group Inc., one of the nation’s leading real estate development companies, focused on the development of office, industrial, healthcare and retail related properties. Mr. Lehr is a member of the Advisory Board of the University of Colorado’s Real Estate Council and is also a visiting professor at the University of Colorado’s Leeds School of Business. Mr. Lehr has served on the Board of Directors for the Denver and Portland Chapters of the National Association of Industrial and Office Properties, as well as the Advisory Board to the Eller College of Management at the University of Arizona. Mr. Lehr holds a Master’s degree from Northwestern University’s Kellogg Graduate School of Management and a Bachelor’s degree from Williams College.

M. Kirk Scott serves as our Chief Financial Officer, Treasurer and Vice President and Controller. Mr. Scott also serves as Controller of our Advisor. Since joining us in April 2008, Mr. Scott has overseen and developed investor relations, financial reporting, accounting, budgeting, forecasting, internal audit, securities compliance, lender relations and other related areas of responsibilities. Prior to joining us in 2008, Mr. Scott was Controller of Denver-based NexCore Group, a fully-integrated real estate development and operating company primarily focused within the medical office sector that has developed or acquired over 4.7 million square feet of facilities. Within his capacity as Controller, Mr. Scott directed and oversaw the accounting, financial reporting and compliance, budgeting, forecasting and investor relation functions for the NexCore Group. From 2002 until 2006, Mr. Scott was Assistant Controller at Dividend Capital Group LLC and DCT Industrial Trust Inc. (NYSE: DCT) during that company’s growth from inception to more than $2 billion in assets under management where he was responsible for establishing the organization’s accounting and financial reporting function including compliance with the rules and regulations of the Commission, FINRA, the Internal Revenue Service and various state blue sky laws. Prior thereto, Mr. Scott was an auditor with KPMG focused on various commercial real estate assignments. Mr. Scott holds a Bachelor’s Degree in Accounting, cum laude, from the University of Wyoming.

Joshua J. Widoff has served as Executive Vice President, Secretary, and General Counsel since October 2010, and has served as Senior Vice President, Secretary, and General Counsel from September 2007 to October 2010. Mr. Widoff has served as the Senior Vice President, General Counsel, and Secretary of Industrial Income Trust since May 2009. He has also served as a Managing Director of Black Creek Group LLC, a Denver-based private equity real estate firm, since September 2007, and as Executive Vice President of Dividend Capital Group since October 2010. Prior to joining us and Black Creek Group LLC in September 2007, Mr. Widoff was a partner from October 2002 to July 2007 at the law firm of Brownstein Hyatt Farber Schreck, P.C., where he was active in the management of the firm, serving as chairman of both the firm’s Associate and Recruiting Committees and overseeing an integrated team of attorneys and paralegals servicing clients primarily in the commercial real estate business. During more than a dozen years of private practice, he managed transactions involving the acquisition, development, leasing, financing, and disposition of various real estate assets, including vacant land, apartment and office buildings, hotels, casinos, industrial/warehouse facilities, and shopping centers. He also participated in asset and stock acquisition transactions, convertible debt financings, private offerings, and complex joint venture negotiations. Mr. Widoff served as general business counsel on a variety of contract and operational issues to a wide range of clients in diverse businesses. Mr. Widoff received his undergraduate degree from Trinity University in Texas and his law degree from the University of Colorado School of Law.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors

We pay each of our independent directors $7,500 per quarter plus $1,000 for each Board or Committee meeting attended. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending Board meetings. If a director is also one of our officers, we will not pay additional compensation for services rendered as a director.

On April 3, 2006, each of our then-serving independent directors, Charles B. Duke, Daniel J. Sullivan and John P. Woodberry, was granted an option to purchase 10,000 shares of our common stock under our equity incentive plan with an exercise price equal to $11.00 per share. Our equity incentive plan provides for the automatic grant to each of our independent directors who is serving as of each of our annual stockholders meetings of an option to purchase 5,000 shares of our common stock having a term that is no longer than 10 years and an exercise price that is no less than the fair market value of our common stock on the date of grant. No options will be awarded under these automatic grant provisions of the equity incentive plan if it would result in our being “closely-held” under the Internal Revenue Code of 1986, as amended (the “Code”), jeopardize our status as a REIT under the Code or otherwise violate the ownership and transfer restrictions under our charter. In connection with our 2007, 2008, 2009, and 2010 Annual Meetings of Stockholders, on August 27, 2007, August 21, 2008, June 29, 2009, and June 29, 2010, respectively, each of our three independent directors was granted an option to purchase 5,000 shares of our common stock under the equity incentive plan with an exercise price equal to $11.00 per share.

The following table sets forth information concerning the compensation to our independent directors for the year ended December 31, 2010.

Name	Fees Earned or Paid in Cash	Option Awards(1)	Total
John A. Blumberg	$—	$—	$—
Charles B. Duke	46,000	9,503	55,503
Daniel J. Sullivan	45,000	9,503	54,503
John P. Woodberry	41,000	9,503	50,503

Total	$132,000	$28,509	$160,509

(1)	Amount represents the aggregate grant date fair value of options granted during the year ended December 31, 2010. We used the Black-Scholes option-pricing model to value our option awards using the following assumptions: expected dividend yield of 6.0%, risk-free interest rate of 1.79%, volatility factor of 40.7%, and an expected life that is equal to the respective option award’s expected term. As of December 31, 2010, each of our three independent directors had 30,000 option awards outstanding.

Executive Compensation

Compensation Discussion and Analysis

Because our Advisory Agreement provides that our Advisor will assume principal responsibility for managing our affairs, our executive officers, in their capacities as such, do not receive compensation directly from us. However, in their capacities as officers or employees of our Advisor or its affiliates, they will devote such portion of their time to our affairs as is required for the performance of the duties of our Advisor under the Advisory Agreement. Our Advisor has informed us that, because the services performed by its officers or employees in their capacities as such may not be performed exclusively for us, it cannot segregate and identify that portion of the compensation awarded to, earned by or paid to our executive officers by our Advisor or its affiliates that relates solely to their services as our executive officers, other than any compensation paid to them in the future in the form of equity interests in us. See “Certain Relationships and Related Party Transactions” below for a summary of the fees and expenses payable to our Advisor and other affiliates.

Compensation Committee Report

We do not currently have a compensation committee, however, our compensation committee, if formed, would be comprised entirely of independent directors. In lieu of a formal compensation committee, our independent directors perform an equivalent function. Our independent directors have reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement (“CD&A”) with management. Based on the independent directors’ review of the CD&A and their discussions of the CD&A with management, the independent directors recommended to the Board of Directors, and the Board of Directors has approved, that the CD&A be included in this Proxy Statement.

INDEPENDENT DIRECTORS:

Charles B. Duke Daniel J. Sullivan John P. Woodberry

The foregoing report shall not be deemed to be “soliciting material” or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities

Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee Interlocks and Insider Participation

We do not currently have a compensation committee, however, we intend that our compensation committee, if formed, would be comprised entirely of independent directors. In lieu of a formal compensation committee, our independent directors perform an equivalent function. None of our independent directors served as one of our officers or employees or as an officer or employee of any of our subsidiaries during the fiscal year ended December 31, 2010, or formerly served as one of our officers or as an officer of any of our subsidiaries. In addition, during the fiscal year ended December 31, 2010, none of our executive officers served as a director or member of a compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers or directors serving as a member of our Board of Directors.

We do not expect that any of our executive officers will serve as a director or member of the compensation committee of any entity whose executive officers include a member of our compensation committee, if formed.

Equity Incentive Plan

We have adopted an equity incentive plan, effective January 12, 2006, which we use to attract and retain qualified independent directors, employees of our Advisor, and other advisors and consultants providing services to us or our Advisor who are considered essential to our long-range success by offering these individuals an opportunity to participate in our growth through awards in the form of, or based on, our common stock. The equity incentive plan provides for the granting of stock options, stock appreciation rights, restricted stock, stock units, and/or other stock-based awards to our independent directors, employees of our Advisor and other advisors and consultants of ours and of our Advisor selected by the plan administrator for participation in the equity incentive plan. Any such stock options, stock appreciation rights, restricted stock, stock units, and/or other stock-based awards will provide for exercise prices, where applicable, that are not less than the fair market value of shares of our common stock on the date of the grant.

Our Board of Directors administers the equity incentive plan as the plan administrator, with sole authority to select participants, determine the types of awards to be granted and all the terms and conditions of the awards, including whether the grant, vesting, or settlement of awards may be subject to the attainment of one or more performance goals. No awards will be granted under the plan if the grant, vesting and/or exercise of the awards would jeopardize our status as a REIT under the Code or otherwise violate the ownership and transfer restrictions imposed under our charter. Unless determined by the plan administrator, no award granted under the equity incentive plan will be transferable except through the laws of descent and distribution.

We have authorized and reserved for issuance under the equity incentive plan a total of 2.0 million shares of our common stock, and have also established an aggregate maximum of 5.0 million shares that may be issued upon grant, vesting or exercise of awards under the plan. In addition, no more than 200,000 shares may be made subject to stock options, stock appreciation rights, restricted stock, stock units, and/or other stock-based awards under the equity incentive plan to any individual in any single calendar year. In connection with the adoption of the equity incentive plan, our Board of Directors adopted an administrative rule to the effect that it will not approve the issuance of new awards under the equity incentive plan (other than the initial grant of options to our independent directors, described below) if, after giving pro forma effect to such issuance, the aggregate number of shares of our common stock subject to all outstanding awards exceeds 4% of the sum of (i) the number of shares of our then outstanding common stock and (ii) the number of then outstanding OP Units, other than those held by us. If any shares subject to an award under the equity incentive plan are forfeited, cancelled, exchanged or surrendered or an award terminates or expires without a distribution of shares or if shares are surrendered or withheld as payment of either the exercise price of an award or withholding taxes in respect of an award, such number of shares will again be available for awards under the equity incentive plan. In the event of certain corporate transactions affecting our common stock, such as, for example, a reorganization, recapitalization, merger, spin-off, split-off, stock dividend or extraordinary dividend, our Board of Directors will have the sole authority to determine whether and in what manner to equitably adjust the number and type of shares and the exercise prices applicable to outstanding awards under the plan, the number and type of shares reserved for future issuance under the plan, and, if applicable, performance goals applicable to outstanding awards under the plan.

Under the equity incentive plan, our Board of Directors will determine the treatment of awards in the event of a change in our control. The equity incentive plan will automatically expire on the tenth anniversary of the date on which it was adopted, unless extended or earlier terminated by our Board of Directors. Our Board of Directors may terminate the equity incentive plan at any time. The expiration or other termination of the equity incentive plan will have no adverse impact on any award that is outstanding at the time the equity incentive plan expires or is terminated without the consent of the holder of the outstanding award. Our Board of Directors may amend the equity incentive plan at any time, but no amendment will adversely affect any award on a retroactive basis without the consent of the holder of the outstanding award, and no amendment to the equity incentive plan will be effective without the approval of our stockholders if such approval is required by any law, regulation or rule applicable to the equity incentive plan.

The following table gives information regarding our equity incentive plan as of December 31, 2010.

	Equity Compensation Plan Information
Plan Category	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders	90,000	$11.00	1,910,000
Equity compensation plans not approved by security holders	—	—	—

Total / Weighted Average	90,000	$11.00	1,910,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Montecito Investments, LLC, an affiliate of our Advisor, currently owns 200 shares of our common stock. Our Advisor and the parent of our Advisor have also contributed $201,000 to our Operating Partnership in exchange for OP Units. For so long as our Advisor serves as our Advisor, neither our Advisor nor our Advisor may sell these OP Units.

The following table shows, as of April 18, 2011, the amount of our common stock beneficially owned (unless otherwise indicated) by (i) any person who is known by us to be the beneficial owner of more than 5 percent of our outstanding common shares, (ii) our directors, (iii) our executive officers, and (iv) all of our directors and executive officers as a group.

Unless otherwise indicated below, each person or entity has an address in care of our principal executive offices at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent of Common Stock
Montecito Investments, LLC(2)	200 Shares		*
Dividend Capital Total Advisors LLC(3)	20,000 OP Units	(4)	*
Dividend Capital Total Advisors Group LLC(3)	100 Special Units	(5)	*
John A. Blumberg (Chairman and Director)(3)	20,000 OP Units	(4)	*
Charles B. Duke (Independent Director)	20,000	(6)	*
Daniel J. Sullivan (Independent Director)	20,000	(6)	*
John P. Woodberry (Independent Director)	20,000	(6)	*
Guy M. Arnold (President)	—		—
Austin W. Lehr (Chief Operating Officer)	—		—
M. Kirk Scott (Chief Financial Officer and Treasurer, Vice President and Controller)	—		—
Joshua J. Widoff (Executive Vice President, General Counsel and Secretary)	—		—
Beneficial ownership of Common Stock and OP Units by all directors and executive officers as a group(8 persons)(3)	80,100	(7)	*

*	Less than 1%.
(1)	Except as otherwise indicated below, each beneficial owner has the sole power to vote and dispose of all common stock held by that beneficial owner. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. Common stock issuable pursuant to options, to the extent such options are exercisable within 60 days, is treated as beneficially owned and outstanding for the purpose of computing the percentage ownership of the person holding the option, but is not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(2)	Montecito Investments, LLC is presently directly or indirectly controlled by Evan H. Zucker, a manager and principal of our Advisor.
(3)	Our Advisor and the parent of our Advisor are presently each directly or indirectly controlled by one or more of the following and/or their affiliates: John A. Blumberg, James R. Mulvihill, and Evan H. Zucker. With respect to Mr. Blumberg, his beneficial ownership consists solely of 20,000 OP Units held by our Advisor. Mr. Blumberg disclaims beneficial ownership of the OP Units held by our Advisor except to the extent of his pecuniary interest therein.
(4)	Represents OP Units that are redeemable for shares of our common stock under certain circumstances. No OP Units that have been held at any time by our Advisor had been redeemed for shares of our common stock as of April 18, 2011. For purposes of the percentages on this table, we have assumed full redemption of OP Units for shares of our common stock.
(5)	Represents Special Units that are entitled to distributions from our Operating Partnership under certain circumstances. See Note 10 to our audited consolidated financial statements in “Item 8. Financial Statements and Supplementary Data” of our Annual Report on Form 10-K filed with the Commission on March 25, 2011 for further discussion of Special Units.
(6)	On April 3, 2006, pursuant to the terms of our equity incentive plan, each of our independent directors was automatically granted a non-qualified option to purchase 10,000 shares of our common stock. Each such option has a maximum term of ten years and will vest according to the following schedule: 20% of the covered shares on the date of grant, and an additional 20% of such shares on each of the first four anniversaries of the date of grant, subject in each case to the director continuing to serve on our Board of Directors as of such vesting date. On August 27, 2007, August 21, 2008, June 29, 2009, and June 29, 2010, respectively, each of our independent directors was granted an option to purchase 5,000 shares of our common stock. These options fully vest two years after the grant date.
(7)	Includes 20,000 OP Units held by our Advisor, 100 special units held by an affiliate of our Advisor and vested options to purchase 60,000 shares of our common stock held by our Independent Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

To our knowledge, no person owns or beneficially owns more than ten percent of our outstanding shares of common stock as of the date of this Proxy Statement.

Section 16(a) of the Exchange Act requires our directors, our officers, and certain beneficial owners, or, collectively, reporting persons, to file reports of holdings and transactions in our shares of common stock with the Commission. To our knowledge, based solely on review of copies of such reports, during the year ended December 31, 2010, all of our reporting persons complied with all Section 16(a) filing requirements applicable to them.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Advisory Agreement

Our Advisor is an affiliate of ours. We rely on our Advisor to manage our day-to-day activities and to implement our investment strategy. We, our Operating Partnership and our Advisor are party to the Advisory Agreement, originally dated January 9, 2006, as amended from time to time. The term of the Advisory Agreement is one year and expires in January of each calendar year, subject to renewals by our Board of Directors for an unlimited number of successive one-year periods. Our Advisor performs its duties and responsibilities under the Advisory Agreement as our fiduciary. Our officers and our affiliated director are all employees or principals of our Advisor.

Under the terms of the Advisory Agreement, our Advisor uses its best efforts, subject to the oversight, review, and approval of the Board of Directors, to perform the following:

•	Participate in formulating an investment strategy and asset allocation framework consistent with achieving our investment objectives;

•

Research, identify, review, and recommend to our Board of Directors for approval real property, real estate securities and debt related acquisitions and dispositions consistent with our investment policies and objectives;

•	Structure the terms and conditions of transactions pursuant to which acquisitions and dispositions of real properties, securities, and debt related assets will be made;

•	Actively oversee and manage our real property, securities, and debt related investment portfolios for purposes of meeting our investment objectives;

•	Manage our day-to-day affairs, including financial accounting and reporting, investor relations, marketing, informational systems, and other administrative services on our behalf;

•	Select joint venture partners and product specialists, structure corresponding agreements, and oversee and monitor these relationships;

•	Arrange for financing and refinancing of our assets; and

•	Recommend various liquidity events to our Board of Directors, when appropriate.

The independent directors will evaluate the performance of our Advisor before renewing the Advisory Agreement. The Advisory Agreement may be terminated:

•	Immediately by us for “cause” (as defined in the Advisory Agreement), upon the bankruptcy of our Advisor, or upon a material breach of the Advisory Agreement by our Advisor;

•	Without cause by a majority of our independent directors upon 60 days’ written notice; or

•	With “good reason” (as defined in the Advisory Agreement) by our Advisor upon 60 days’ written notice.

In the event of the termination of the Advisory Agreement, our Advisor will cooperate with us and take all reasonable steps requested to assist our Board of Directors in making an orderly transition of the advisory function. Before selecting a successor advisor, our Board of Directors must determine that any successor advisor possesses sufficient qualifications to perform the advisory function and to justify the compensation it would receive from us.

Property Management Agreement

We are a party to a property management agreement dated January 9, 2006, with the Property Manager, Dividend Capital Property Management LLC. The Property Manager may perform certain property management services for us and our Operating Partnership. The Property Manager is an affiliate of our Advisor and was organized in April 2002 to lease and manage real properties acquired by Dividend Capital-affiliated entities or other third parties. We pay the Property Manager a property management fee equal to a market-based percentage of the annual gross revenues of each of our real properties managed by the Property Manager. The actual percentage varies and is dependent upon geographic location and product type (such as office, industrial, retail, multifamily, hospitality, and other property types). In addition, we may pay the Property Manager a separate fee for the one-time initial lease-up of newly constructed real properties it manages for us in an amount not to exceed the fee customarily charged in arm’s length transactions by others rendering similar services in the same geographic area for similar real properties as determined by a survey of brokers and agents in such area. In the event that the Property Manager assists a tenant with tenant improvements, a separate fee may be charged to the tenant and paid by the tenant. This fee will not exceed 5% of the cost of the tenant improvements. The Property Manager will only provide these services if the provision of the services does not cause any of our income from the applicable real property to be treated as other than rents from real property for purposes of the applicable REIT requirements. To date, we have not paid any fees to the Property Manager.

Compensation to our Advisor and Affiliates

Our Advisor and other affiliates receive compensation, fees, and expense reimbursements for services related to our prior public and private offerings and for the investment and management of our assets, subject to review and approval of our independent directors. These include or have included sales commissions, dealer manager fees, distribution reinvestment plan servicing fees, acquisition fees, asset management fees, disposition fees, property management fees, real estate commissions, and potential other fees and reimbursements. During the year ended December 31, 2009, we ceased offering shares of our common stock pursuant to our public offering and we ceased offering fractional interests in certain of our real properties or Delaware statutory trusts under private placement offerings. As a result, our Advisor and other affiliates no longer receive sales commissions, dealer manager fees, and other fees and reimbursements associated with our public and private offerings. In the event that the Advisory Agreement is terminated, our Advisor will be paid all accrued and unpaid fees and expense reimbursements earned prior to the date of termination. We will not reimburse our Advisor or its affiliates for services for which our Advisor or its affiliates receive a specific fee for the activities that generate the expense to be reimbursed.

We do not compensate our officers. Our Advisor, through an affiliate, compensates our officers who also serve as officers of our Advisor and of other affiliates. Our officers also may receive additional compensation in the form of indirect equity interests in our Advisor.

In addition, Dividend Capital Total Advisors Group LLC, the parent of our Advisor, has been issued and owns partnership units in our Operating Partnership constituting a separate series of partnership interests with special distribution rights, which we refer to as the “Special Units.” See below for a detailed description of the amounts payable to our Advisor and affiliates.

Below is a summary of the fees and other amounts earned by our Advisor in connection with services performed for us during the years ended December 31, 2010, 2009, and 2008 (amounts in thousands).

	2010	2009	2008
Organization and offering expense reimbursement	$—	$3,744	$7,886
Acquisition fees	15,839	3,151	2,399
Asset management fees	18,945	12,939	11,599
Other reimbursements	1,355	857	729

Total	$36,139	$20,691	$22,613

The following table summarizes all of the compensation and fees, including reimbursement of expenses, that are payable by us to our Advisor.

Summary of Fees, Commissions, and Reimbursements

• Acquisition Fees—Advisor(1)	The acquisition fees are payable to our Advisor (all or a portion of which may be reallowed to our Advisor’s product specialists) in connection with the acquisition, development or construction of real properties. These fees are payable to our Advisor in connection with each real property investment acquired on our behalf and will vary depending on whether the asset acquired is in the operational, development or construction stage. For each real property acquired in the operational stage, the acquisition fee is an amount equal to up to 1.0% of our proportional interest in the property. For each real property acquired prior to or during the development or construction stage, the acquisition fee will be an amount equal to up to 4.0% of the total project cost (which will be the amount actually paid or allocated to the purchase, development, construction or improvement of a property exclusive of acquisition fees and acquisition expenses).

Our Advisor also is entitled to receive an acquisition fee of 1.0% of the principal amount in connection with (i) the origination or acquisition of any type of debt investment including, but not limited to, the origination of mortgage loans, B-notes, mezzanine debt, participating debt (including debt with equity-like features), non-traded preferred equity, convertible debt, hybrid instruments, equity instruments, and other related investments, and (ii) the acquisition of any type of non-securitized debt investment including, but not limited to, acquisitions or participations in mortgage loans, B-notes, mezzanine debt, participating debt (including debt with equity-like features), non-traded preferred equity, convertible debt, hybrid instruments, equity instruments, and other related investments.

• Asset Management Fees—Advisor(2)	The asset management fees are payable to our Advisor (all or a portion of which may be reallowed to our Advisor’s product specialists) in connection with the active oversight and investment management of the real property, real estate securities, and debt related assets in our portfolio.

Prior to the Dividend Coverage Ratio Date (as defined below):

For Direct Real Properties (as defined below), the asset management fee will consist of (i) a monthly fee not to exceed one-twelfth of 0.50% of the aggregate cost (before noncash reserves and depreciation) of Direct Real Properties; and (ii) a monthly fee not to exceed 6% of the aggregate monthly net operating income derived from all Direct Real Properties; provided, however, that the aggregate monthly fee to be paid to our Advisor pursuant to these subclauses (i) and (ii) in the aggregate shall not exceed one-twelfth of 0.75% of the aggregate cost (before noncash reserves and depreciation) of all Direct Real Properties.

For Product Specialist Real Properties (as defined below), the asset management fee will consist of (i) a monthly fee not to exceed one-twelfth of 0.50% of the aggregate cost (before noncash reserves and depreciation) of Product Specialist Real Properties; and (ii) a monthly fee not to exceed 6% of the aggregate monthly net operating income derived from all Product Specialist Real Properties.

After the Dividend Coverage Ratio Date:

For all real properties, the asset management fee will consist of: (i) a monthly fee not to exceed one-twelfth of 0.50% of the aggregate cost (before noncash reserves and depreciation) of all real property assets within our portfolio; and (ii) a monthly fee not to exceed 8.0% of the aggregate monthly net operating income derived from all real property assets within our portfolio.

“Direct Real Properties”: shall mean those real properties acquired directly by us without the advice or participation of a product specialist engaged by our Advisor.

“Dividend Coverage Ratio”: shall mean, as to any given fiscal quarter, the total amount of distributions made by us in that fiscal quarter divided by the aggregate funds from operations for that fiscal quarter.

“Dividend Coverage Ratio Date”: shall be the date on which our dividend coverage ratio has been less than or equal to 1.00 for two consecutive fiscal quarters.

“Product Specialist Real Properties”: shall mean those real properties acquired by us pursuant to the advice or participation of a product specialist engaged by our Advisor pursuant to a contractual arrangement.

In addition, both before and after the Dividend Coverage Ratio Date, the asset management fee for all real property assets includes a fee of 1.0% of the sales price and individual real property assets upon disposition.

For securities and debt related assets, both before and after the Dividend Coverage Ratio Date, the asset management fee will consist of a monthly fee equal to one twelfth of 1.0% of the aggregate value of the securities and debt related investments within our portfolio.

• Advisory Fees—Debt Advisor	We have agreed to pay our Advisor advisory fees and asset management fees that differ from the fee structure discussed above for certain debt investments that we may acquire pursuant to a product specialist agreement (the “Debt Advisor PSA”) that our Advisor has entered into with FundCore Finance Group LLC (the “Debt Advisor”), an affiliate of our Advisor. For debt investments acquired pursuant to the Debt Advisor PSA, our Advisor will receive an acquisition fee equal to the sum of:

(i) 1.0% of the relevant debt investment amount;

(ii) any origination or similar fees paid by the applicable borrower at the time the debt investment is made (not to exceed 1.50% of the net debt investment amount); and

(iii)  an amount equal to the discounted present value (using a discount rate of 15%) of 1.0% per annum of the net debt investment amount (taking into account any anticipated principal amortization) for a period of time equal to the lesser of the term of the debt investment (excluding extension option years) or four years (collectively referred to as the “Initial Term”). This fee is reduced by the amount payable by our borrowers pursuant to clause (ii) above.

Total acquisition fees and expenses shall not exceed 6.0% of the net debt investment amount. The acquisition fee shall be payable on the closing date of the relevant debt investment and will be reallowed in full by our Advisor pursuant to the Debt Advisor PSA..

• Asset Management Fees—Debt Advisor	For debt investments acquired pursuant to the Debt Advisor PSA, our Advisor will receive asset management fees pursuant to the following:

(i)     during the first twelve months after the closing of the respective debt investment, our Advisor shall receive a monthly asset management fee consisting of one-twelfth of the total amount, if any, by which the sum of the total acquisition fees and expenses exceeds 6.0% of the relevant net debt investment amount;

(ii) during the balance of the Initial Term, zero; and

(iii)  during any period following the Initial Term during which the relevant debt investment is outstanding, the asset management fee will consist of a monthly fee of one-twelfth of 1.0% of the net debt investment amount.

• Expense Reimbursement	We are also obligated, subject to certain limitations, to reimburse our Advisor for certain expenses incurred on our behalf for providing services contemplated in the Advisory Agreement (including reimbursement for time provided to us by personnel of our Advisor, including our executive officers, for certain matters), provided that our Advisor does not receive a specific fee for the activities which generate the expenses to be reimbursed.

(1)	We pay our Advisor the acquisition fee amount upon the closing of a real property acquisition transaction for properties that are in the operational stage or as a percentage of completion for properties in the development stage. Our charter limits our ability to pay acquisition fees if the total of all acquisition fees and expenses relating to the purchase would exceed 6.0% of the contract purchase price or total development cost. Under our charter, a majority of our Board of Directors, including a majority of the independent directors not otherwise interested in the transaction, would have to approve any acquisition fees (or portion thereof), which would cause the total of all acquisition fees and expenses relating to a real property acquisition to exceed 6.0% of the purchase price and determine the transaction to be commercially competitive, fair, and reasonable to us.

(2)	Our Advisor must reimburse us at least annually for reimbursements paid to our Advisor in any year to the extent that such reimbursements to our Advisor cause our operating expenses to exceed the greater of (1) 2.0% of our average invested assets, which generally consists of the average book value of our real properties before deducting depreciation, bad debts or other noncash reserves and the average book value of securities or (2) 25.0% of our net income, which is defined as our total revenues less total expenses for any given period excluding reserves for depreciation and bad debt or other similar noncash reserves, unless the independent directors have determined that such excess expenses were justified based on unusual and non-recurring factors. “Average invested assets” means the average monthly book value of our assets invested directly or indirectly in equity interests and loans secured by real estate during the 12-month period before deducting depreciation, bad debts or other noncash reserves. “Total operating expenses” means all expenses paid or incurred by us, as determined under GAAP, that are in any way related to our operation, including asset management fees and other fees paid to our Advisor, but excluding (a) the expenses of raising capital such as organizational and offering expenses, legal, audit, accounting, underwriting, brokerage, listing, and registration and other fees, printing, and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and listing of shares of our common stock; (b) interest payments; (c) taxes; (d) noncash expenditures such as depreciation, amortization, and bad debt reserves; (e) reasonable incentive fees based on the gain in the sale of our assets; (f) acquisition fees and acquisition expenses (including expenses relating to potential acquisitions that we do not close); (g) real estate commissions on the sale of real property; and (h) other fees and expenses connected with the acquisition, disposition, management, and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of real property). For the year ended December 31, 2010, our operating expenses were approximately 0.9 percent of our average invested assets and 52.1 percent of our net income.

Policies and Procedures for Conflict Resolution and Review of Related Party Transactions

We are subject to potential conflicts of interest arising out of our relationship with our Advisor and its affiliates. These conflicts may relate to compensation arrangements, the allocation of investment opportunities, the terms and conditions on which various transactions might be entered into by us and our Advisor or its affiliates and other situations in which our interests may differ from those of our Advisor or its affiliates. On November 6, 2009, our Board of Directors adopted an amended conflicts of interest resolutions and procedures policy. Our charter also contains certain requirements relating to Board and independent director approval of transactions between us, on the one hand, and our Advisor or any of its affiliates, on the other hand.

Independent Directors

Our independent directors evaluate at least annually whether the compensation that we contract to pay to our Advisor and its affiliates is reasonable in relation to the nature and quality of services performed and to our investment performance and that such compensation is within the limits prescribed by our charter. In addition, our independent directors, acting as a group, will resolve potential conflicts of interest whenever they determine that the exercise of independent judgment by the Board of Directors or our Advisor or its affiliates could reasonably be compromised. However, the independent directors may not take any action which, under Maryland law, must be taken by the entire Board of Directors or which is otherwise not within their authority. The independent directors, as a group, are authorized to retain their own legal and financial advisors. Those conflict of interest matters that cannot be delegated to our independent directors, as a group, under Maryland law must be acted upon by both the Board of Directors and the independent directors.

Acquisitions Involving Affiliates and Other Related Entities

We will not purchase or lease real properties in which our Advisor, its affiliates or any of our directors has an interest without a determination by a majority of our directors (including a majority of our independent directors) not otherwise interested in the transaction that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the property to our Advisor or its affiliates or such director unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event will we acquire any such property at an amount in excess of its appraised value. We will not sell or lease real properties to our Advisor or its affiliates or to our directors unless a majority of the directors (including a majority of the independent directors) not otherwise interested in the transaction determine the transaction is fair and reasonable to us.

Mortgage Loans Involving Affiliates

Our charter prohibits us from investing in or making mortgage loans in which the transaction is with our Advisor or our directors or any of their affiliates unless an independent expert appraises the underlying property. We must keep the appraisal for at least five years and make it available for inspection and duplication by any of our stockholders. In addition, we must obtain a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or the condition of the title. Our charter prohibits us from making or investing in any mortgage loans that are subordinate to any lien or other indebtedness of our Advisor, our directors or any of their affiliates.

Issuance of Options and Warrants to Certain Affiliates

Our charter prohibits the issuance of options or warrants to purchase our common stock to our Advisor, our directors or any of their affiliates (i) on terms more favorable than we would offer such options or warrants to unaffiliated third parties or (ii) in excess of an amount equal to 10% of our outstanding common stock on the date of grant.

Repurchase of Shares of Common Stock

Our charter prohibits us from paying a fee to our Advisor or our directors or any of their affiliates in connection with our repurchase of our common stock.

Loans and Expense Reimbursements Involving Affiliates

We will not make any loans to our Advisor, our directors or any of their affiliates. In addition, we will not borrow from our Advisor, our directors or any of their affiliates unless our independent directors approve the transaction as being fair, competitive, and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties. These restrictions on loans will only apply to advances of cash that are commonly viewed as loans, as determined by our Board of Directors. By way of example only, the prohibition on loans would not restrict advances of cash for legal expenses or other costs incurred as a result of any legal action for which indemnification is being sought, nor would the prohibition limit our ability to advance reimbursable expenses incurred by directors or officers or our Advisor or its affiliates.

Report of the Audit Committee

In accordance with, and to the extent permitted by the rules of the Commission, the information contained in the following Report of the Audit Committee shall not be incorporated by reference into any of Dividend Capital Total Realty Trust Inc.’s future filings made under the Exchange Act, and shall not be deemed to be “soliciting material” or to be “filed” under the Exchange Act or the Securities Act.

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2010.

The Audit Committee has discussed with KPMG LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommends to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

THE AUDIT COMMITTEE

Charles B. Duke, Chairman
Daniel J. Sullivan

PRINCIPAL ACCOUNTANT FEES AND SERVICES

During the year ended December 31, 2010, we engaged KPMG LLP to provide us with audit services. Services provided included the audit of annual financial statements, review of unaudited quarterly financial information, review and consultation regarding filings with the Commission, and consultation on financial accounting and reporting matters.

Total fees billed by KPMG LLP for the years ended December 31, 2010 and 2009 were $725,000 and $716,000 respectively, and consisted of the following:

	Fiscal Year 2010	Fiscal Year 2009
Audit Fees:	$725,000	$716,000
Audit-Related Fees:	—	—
Tax Fees:	—	—
All Other Fees:	—	—

Total:	$725,000	$716,000

All fees were determined to be Audit Fees. Audit Fees are fees incurred for the audits of the consolidated financial statements, consultation on audit-related matters and required review of Commission filings. This category also includes review of, and consents for, filings with the Commission related to our public offerings.

The Audit Committee of our Board of Directors has considered all services provided by KPMG LLP to us and concluded that this involvement is compatible with maintaining the independent registered public accounting firm’s independence.

The Audit Committee of our Board of Directors is responsible for appointing our independent registered public accounting firm and approving the terms of the independent registered public accounting firm’s services. All engagements for services in 2010 and 2009 were pre-approved by the Audit Committee of our Board of Directors.

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, an independent registered public accounting firm, has served as the independent registered public accounting firm for us and our subsidiaries for the fiscal year ended December 31, 2010. The Audit Committee has appointed KPMG LLP to be our independent registered public accounting firm for the fiscal year ending December 31, 2011 and has further directed that the selection of the independent registered public accounting firm be submitted for ratification by the stockholders at the Annual Meeting.

Representatives of KPMG LLP will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011. Abstentions and broker non-votes, if any, will have no effect on the result of the ratification of KPMG LLP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011.

PROPOSAL NO. 3: AMENDMENT OF THE COMPANY’S CHARTER

Proposed Amendment

The proposed amendment to the Company’s charter consists of the inclusion of the following definitions in Article V of the Company’s charter:

Non-Compliant Tender Offer. The term “Non-Compliant Tender Offer” shall have the meaning as provided in Section 12.7 herein.

Tender Offer. The term “Tender Offer” shall mean a tender offer that is not otherwise subject to the provisions set forth in Regulation 14D of the Exchange Act.

Tendered Shares. The term “Tendered Shares” shall have the meaning as provided in Section 12.7 herein.

In addition, the amendment provides for the inclusion of the following new Section 12.7 in Article XII of the Company’s charter:

Section 12.7         Tender Offers. If any Person makes a Tender Offer, such Person must comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the Tender Offer was for more than five percent of the outstanding Shares; provided, however, that such documents are not required to be filed with the Securities and Exchange Commission. In addition, any such Person must provide notice to the Corporation at least ten business days prior to initiating any such Tender Offer. If any Person initiates a Tender Offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Corporation, in its sole discretion, shall have the right, but not the obligation, to redeem such non-compliant Person’s Shares and any Shares acquired in such Tender Offer (collectively, the “Tendered Shares”) at a per Share price equal to the lowest of (i) the price then being paid per Common Share purchased in the Corporation’s latest Offering at full purchase price (not discounted for commission reductions or for reductions in sale price permitted pursuant to the Reinvestment Plan), (ii) the estimated value of a Share as determined in the Corporation’s most recent valuation pursuant to Regulatory Notice 09-09 of the Financial Industry Regulatory Authority, Inc., (iii) the fair market value of a Share as determined by an independent valuation obtained by the Corporation or (iv) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Corporation may purchase such Tendered Shares upon delivery of the purchase price to the Person initiating such Non-Compliant Tender Offer and, upon such delivery, the Corporation may instruct any transfer agent to transfer such purchased Shares to the Corporation. In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Corporation in connection with the enforcement of the provisions of this Section 12.7, including, without limitation, expenses incurred in connection with the review of all documents related to such Tender Offer and expenses incurred in connection with any purchase of Tendered Shares by the Corporation. The Corporation maintains the right to offset any such expenses against the dollar amount to be paid by the Corporation for the purchase of Tendered Shares pursuant to this Section 12.7. In addition to the remedies provided herein, the Corporation may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 12.7 shall be of no force or effect with respect to any Shares that are then Listed.

Reasons and Effect of the Proposed Amendment

In August 2010, the Company was subject to an unsolicited tender offer (the “Offer”) for approximately 5% of the Company’s outstanding shares of common stock, made pursuant to the requirements of the Exchange Act. After carefully evaluating the Offer and consulting with the Company’s management and outside legal and financial advisors, the Board of Directors of the Company unanimously recommended that the Offer be rejected. The Board of Directors considered that the Offer was not in the best interest of the stockholders and represented an opportunistic attempt to purchase the Company’s shares of common stock at a low price and make a profit.

In the event of a “mini-tender” offer, currently a stockholder must make a decision whether or not to tender his, her or its stock without having the benefit of the full disclosure and notice requirements under the Exchange Act. The Board of Directors believes that because there is no trading market for the Company’s stock, it is important that the Company’s stockholders have adequate information to evaluate a mini-tender offer. The Board of Directors believes that requiring any person making a mini-tender offer for the Company’s stock to comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, will be beneficial to stockholders in making a decision on whether or not to tender in the event a mini-tender offer is commenced. Although the proposed amendment will increase the costs for a person making a mini-tender offer, this additional cost is outweighed by the benefit to stockholders associated with having more complete information. In addition, responding to mini-tender offers can be both costly and time consuming for the Company. The Board of Directors believes that the proposed amendment will minimize the costs associated with responding to mini-tender offers by deterring persons who are not willing to comply with the disclosure and notice requirements beneficial to stockholders from making a mini-tender offer. Therefore, the Board of Directors proposes to amend the Company’s charter to include a provision that would require any person making a “mini-tender” offer to comply with the requirements set forth in Regulation 14D of the Exchange Act.

Implementation of Proposed Amendment

If this proposal is approved by stockholders at the Annual Meeting, the proposed amendment to the Company’s charter described in this proposal will become effective upon the filing of Articles of Amendment with, and acceptance for record of Articles of Amendment by, the State Department of Assessments and Taxation of Maryland. The Company intends to make this filing promptly after the Annual Meeting if this proposal is approved.

If this proposal is not approved by stockholders at the Annual Meeting, the proposed amendment to the Company’s charter described in this proposal will not be implemented and the Company’s charter will not change.

The affirmative vote of a majority of the outstanding shares of our common stock is required to amend the Company’s charter as described in this proposal. Abstentions and broker non-votes, if any, will have the effect of votes against the amendment of the Company’s charter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE COMPANY’S CHARTER TO INCLUDE A PROVISION THAT WOULD REQUIRE ANY PERSON MAKING A “MINI-TENDER” OFFER TO COMPLY WITH THE REQUIREMENTS SET FORTH IN REGULATION 14D OF THE EXCHANGE ACT.

ADVANCE NOTICE FOR STOCKHOLDER NOMINATIONS AND PROPOSALS

FOR THE 2012 ANNUAL MEETING

Proposals received from stockholders are given careful consideration by us in accordance with Rule 14a-8 under the Exchange Act. Stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 2012 annual meeting of stockholders if they are received by us on or before December 31, 2011. Any proposal should be directed to the attention of our Secretary at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202.

Our current bylaws require that, in order for proposals of stockholders to be considered timely and eligible for consideration at the 2012 annual meeting of stockholders, such proposals must be submitted in accordance with the requirements of the bylaws, not later than 5:00 pm, Mountain Time, on December 31, 2011 and not earlier than December 1, 2011.

For additional requirements, a stockholder may refer to our bylaws, a copy of which may be obtained from our Secretary. If we do not receive timely notice pursuant to our bylaws, the proposal or nomination may be excluded from consideration at the meeting.

OTHER MATTERS

The Board of Directors knows of no other business to be brought before the Annual Meeting or any postponement or adjournment thereof. If any other matters properly come before the Annual Meeting, the proxies will be voted on such matters in accordance with the discretion of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

No person is authorized to give any information or to make any representation not contained in this proxy statement, and, if given or made, such information or representation should not be relied upon as having been authorized. The delivery of this proxy statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the proxy statement.

ADDITIONAL INFORMATION

We file annual, quarterly and special reports, proxy statements, and other information with the Commission at 100 F Street N.E., Washington, D.C. 20549. You may read and copy any reports, statements or other information we file at the Commission’s public reference rooms in Washington, D.C. and New York, New York. Please call the Commission at (800) SEC-0330 for further information on the public reference rooms. Our Commission filings are also available to the public from commercial document retrieval services and on the website maintained by the Commission at www.sec.gov. Such information will also be furnished upon written request to Dividend Capital Total Realty Trust Inc., 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations and can also be accessed through our website at www.totalrealtytrust.com.

The Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies and would prefer to receive a single copy, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by delivering an oral or written request to Dividend Capital Total Realty Trust Inc., 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations, or by telephone at (303) 228-2200.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE ON THE ELECTION OF DIRECTORS AND THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2011. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 29, 2011. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND NEITHER THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS NOR THE ELECTION OF THE NOMINEES DESCRIBED HEREIN WILL CREATE ANY IMPLICATION TO THE CONTRARY.

By Order of the Board of Directors,

Joshua J. Widoff
Executive Vice President, General Counsel and Secretary

Denver, Colorado

April 29, 2011

P.O. Box 55072	Proxy Voting Card
Boston, MA 02205-5072

Dividend Capital Total Realty Trust Inc.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 22, 2011
WE NEED YOUR VOTE AS SOON AS POSSIBLE.
YOUR PROMPT ATTENTION WILL HELP US AVOID THE EXPENSE OF FURTHER SOLICITATION.

Please vote your proxy by Phone, via the Internet or by Mail!

CALL: To vote your proxy by phone, call toll-free at 1-866-977-7699 and follow the simple recorded instructions.

LOG-ON: To vote your proxy on the Internet, go to www.eproxy.com/trt and follow the simple instructions that appear on your computer screen.

MAIL: To vote your proxy by mail, check the appropriate voting boxes below on this proxy voting card, sign and date the card, and return the entire proxy voting card in the enclosed postage-paid envelope.

----------If Voting by Mail, Please Fold Here and Return Entire Voting Card – Do Not Detach----------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DIVIDEND CAPITAL TOTAL REALTY TRUST INC. (THE “COMPANY”). WHEN THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED STOCKHOLDER WILL BE CAST IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED STOCKHOLDER WILL BE CAST “FOR” ALL NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

To vote, mark boxes below in blue or black ink as follows: Example ¡

1.	Election of directors to serve on the Board of Directors of the Company until the 2012 annual meeting of stockholders and until their respective successors are duly elected and qualify.

	For	Against	Abstain
(01) John A. Blumberg	☐	☐	☐
(02) Charles B. Duke	☐	☐	☐
(03) Daniel J. Sullivan	☐	☐	☐
(04) John P. Woodberry	☐	☐	☐

	For	Against	Abstain
2. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.	☐	☐	☐

	For	Against	Abstain
3. Amendment of the Company’s charter.	☐	☐	☐

4.	To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any postponement or adjournment thereof in the discretion of the Proxy Holder.

Signature                                                                            Signature                                                                            Date

Please sign exactly as your name or name(s) appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY

Dividend Capital Total Realty Trust Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

OF DIRECTORS FOR THE ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON JUNE 22, 2011

The undersigned stockholder of Dividend Capital Total Realty Trust Inc., a Maryland corporation (the “Company”), hereby appoints Joshua J. Widoff and M. Kirk Scott, and each of them, the proxy or proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Stockholders of the Company to be held on June 22, 2011 at 1:30 p.m. Mountain Daylight Time, at The Grand Hyatt, Castle Peak Room, 1750 Welton Street, Denver, CO 80202 and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers that the undersigned would have if personally present thereat.

The undersigned hereby acknowledges receipt of the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2010 and the accompanying Notice of Annual Meeting and Proxy Statement, the terms of which are incorporated herein by reference, and hereby revokes any proxy or proxies heretofore given with respect to the matters set forth on the reverse side of this proxy card.

Please remember to sign and date the reverse side of this proxy voting card before mailing.

----------If Voting by Mail, Please Fold Here and Return Entire Voting Card – Do Not Detach----------

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS

The Proxy Statement and 2010 Annual Report to Stockholders are available at:

http://www.eproxy.com/trt

WE NEED YOUR VOTE AS SOON AS POSSIBLE.

YOUR PROMPT ATTENTION WILL HELP US AVOID THE EXPENSE OF FURTHER SOLICITATION.

Please vote your proxy by Phone, via the Internet or by Mail!

CALL: To vote your proxy by phone, call toll-free at 1-866-977-7699 and follow the simple recorded instructions.

LOG-ON: To vote your proxy on the Internet, go to www.eproxy.com/trt and follow the simple instructions that appear on your computer screen.

MAIL: To vote your proxy by mail, check the appropriate voting boxes on this proxy voting card, sign and date the card, and return the entire proxy voting card in the enclosed postage-paid envelope.